UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22780

Cohen & Steers MLP Income and Energy Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip code)

Tina M. Payne 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	November 30, 2013

Date of reporting period:	August 31, 2013

Item 1. Schedule of Investments

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

August 31, 2013 (Unaudited)

	Number of Shares	Value
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES 127.2%
COMPRESSION 1.6%
Exterran Partners, L.P.(a)	183,460	$5,124,038
USA Compression Partners, LP(a)	128,640	3,151,680
		8,275,718
CRUDE/REFINED PRODUCTS 22.9%
Buckeye Partners, LP(a),(b)	481,520	33,706,400
Calumet Specialty Products Partners, LP(a)	96,470	2,949,088
Enbridge Energy Management, LLC(a),(c)	1,255,449	37,650,924
Enbridge Inc. (Canada)(a)	222,300	9,115,292
Magellan Midstream Partners, LP(a)	129,842	7,045,227
NuStar Energy LP(a),(b)	235,008	9,802,184
NuStar GP Holdings, LLC(a)	160,708	3,807,173
Plains All American Pipeline, LP(a)	139,630	7,059,693
Rose Rock Midstream, LP(a)	62,900	2,054,943
SemGroup Corporation(a)	34,000	1,799,960
		114,990,884
DIVERSIFIED 37.5%
Energy Transfer Equity, LP(a)	298,541	19,205,143
Energy Transfer Partners, LP(a)	635,760	32,595,415
Enterprise Products Partners LP(a),(b)	772,720	45,915,022
Kinder Morgan Inc.(a)	229,270	8,696,211
Kinder Morgan Management, LLC(a),(c)	564,315	45,054,919
NGL Energy Partners LP(a)	251,529	7,767,216
Williams Companies, Inc(a)	97,500	3,533,400
Williams Partners LP(a),(b)	518,390	25,572,179
		188,339,505
EXPLORATION & PRODUCTION 0.6%
Devon Energy Corporation(a)	51,100	2,917,299

GATHERING & PROCESSING 19.7%
Access Mistream Partners LP(a)	137,470	6,270,007
Crosstex Energy, LP(a)	337,100	6,310,512
EQT Midstream Partners, LP(a)	52,650	2,521,408
Inergy LP(a)	117,300	1,611,702
Inergy Midstream, LP(a)	150,699	3,502,245
MarkWest Energy Partners, LP(a),(b)	598,078	39,945,630
Martin Midstream Partners, L.P.	35,000	1,592,150
PVR Partners, LP(a)	354,650	8,231,426
QEP Midstream Partners LP(d)	100,066	2,266,495
Regency Energy Partners LP(a),(b)	289,620	7,828,429
Southcross Energy Partners, LP(a)	456,739	8,591,261
Tallgrass Energy Partners, LP	91,800	2,082,024
Targa Resources Partners LP(a)	162,140	7,922,160
		98,675,449
MARINE SHIPPING 10.8%
Golar LNG Partners LP (Marshall Islands)(a)	649,860	21,120,450
KNOT Offshore Partners LP (Marshall Islands)(a)	170,380	4,097,639
Teekay LNG Partners LP (Marshall Islands)(a)	58,150	2,446,952
Teekay Offshore Partners LP (Marshall Islands)(a)	763,530	24,257,348
Teekay Shipping Corp (Marshall Islands)	60,000	2,397,000
		54,319,389
NATURAL GAS PIPELINES 26.0%
Altagas LTD (Canada)(a)	319,940	10,913,742
APA Group (Australia)(a)	1,625,950	8,668,607
Boardwalk Pipeline Partners, LP(a),(b)	677,700	20,371,662
CorEnergy Infrastructure Trust, Inc.(a)	228,190	1,620,149
El Paso Pipeline Partners, LP(a),(b)	408,935	17,064,858
Pembina Pipeline Corporation (Canada)(a)	461,400	14,315,534
Spectra Energy Corp(a)	528,250	17,490,357
Spectra Energy Partners, LP(a),(b)	195,370	8,143,022
TransCanada Corporation (Canada)(a)	209,270	9,121,414
Veresen Inc. (Canada)(a)	1,988,320	22,671,341
		130,380,686
OIL & GAS STORAGE 0.4%
Niska Gas Storage Partners, LLC(a)	130,800	1,850,820

PROPANE 3.0%
Suburban Propane Partners, LP(a),(b)	323,730	14,826,834

OTHER 4.7%
Cheniere Energy Partners, LP(a),(b)		638,125	16,859,262
NRG Yield Inc.(d)		41,711	1,162,068
Seadrill Partners LLC		129,000	3,995,130
TransAlta Renewables Inc		168,500	1,615,731
			23,632,191
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Identified cost - $644,918,763)			638,208,775

PREFERRED SECURITIES 14.2%
BANKS 3.0%
Banco Bilbao Vizcaya Aregentaria, 9.00%, due 5/29/49 (Spain)(a),(e)		2,400,000	2,367,000
Credit Suisse Group, 6.50%, due 8/8/23 (Switzerland)		1,250,000	1,262,580
Dresdner Funding Trust I, 8.151%, 6/30/31(a)		6,000,000	5,970,000
Farm Credit Bank, 6.75%, due 12/31/49(d)		23,500	2,360,281
Lloyds TSB Bank PLC, 6.657%, 1/29/49 (United Kingdom)		3,500,000	3,202,500
			15,162,361
CRUDE/REFINED PRODUCTS 0.5%
NuStar Logistics, L.P., 7.625%, due 01/15/43		97,741	2,497,283

FINANCE 1.1%
Ally Financial Inc., 8.50%, due 12/31/49		125,000	3,363,750
Colony Financial Inc., 8.50%, due 12/31/49		90,308	2,264,925
			5,628,675
GATHERING & PROCESSING 1.0%
DCP Midstream, LLC, 5.85%, due 5/21/43		5,473,000	5,103,572

INSURANCE 1.8%
ING Groep N.V., 8.50%, due 12/31/49 (Netherlands)		120,025	3,063,038
La Mondiale, 7.625%, due 4/23/49 (France)(a),(e)		5,646,000	5,744,805
			8,807,843
INTEGRATED TELECOMMUNICATION SERVICES 3.3%
Centaur Funding Corp., 9.08%, due 4/21/20 (Cayman Islands)		2,500	3,016,406
Embarq Corporation, 7.995%, due 6/1/36		2,500,000	2,572,680
Frontier Communications Corporation, 9.00%, due 8/15/31		5,000,000	4,875,000
Qwest Corp, 6.125%, due 6/1/53		296,122	6,239,290
			16,703,376
MARINE SHIPPING 1.5%
Teekay Offshore Partners L.P., 7.25%, due 4/30/18 (Marshall Islands)(a)		300,000	7,410,000

NATURAL GAS PIPELINES 1.5%
El Paso LLC, 8.05%, due 10/15/30		4,200,000	4,459,875
El Paso LLC, 7.75%, due 1/15/32		2,848,000	3,003,660
			7,463,535
UTILITIES 0.5%
Integrys Energy Group, 6.00%, due 8/1/73		100,000	2,450,000
TOTAL PREFERRED SECURITIES (Identified cost - $75,237,078)			71,226,645

SHORT -TERM INVESTMENTS 3.1%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%(b),(f)		7,820,347	7,820,347
Invesco Short-Term Treasury Portfolio Fund - Institutional Class, 0.02%(b),(f)		7,820,347	7,820,347
TOTAL SHORT-TERM INVESTMENTS (Identified cost - $15,640,694)			15,640,694
TOTAL INVESTMENTS (Identified cost - $735,796,535)	144.5%		725,076,114
LIABILITIES IN EXCESS OF OTHER ASSETS	(44.5)%		(223,349,940)
NET ASSETS (Equivalent to $18.62 per share based on 26,947,002 shares of common stock oustanding)	100.0%		$501,726,174

Note: Percentages indicated are based on the net assets of the Fund.

(a)         All or a portion of the security has been pledged as collateral in connection with the Fund’s line of credit agreement. As of August 31, 2013, the total value of securities pledged as collateral for the line of credit agreement was $452,008,088.

(b)         All or a portion of the security is held by the Cohen & Steers MLP Investment Fund, a wholly owned subsidiary.

(c)          Distributions are paid-in-kind.

(d)         Non-income producing security.

(e)          Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Board of Directors. Aggregrate fair valued securities represent 1.6% of the net assets of the Fund.

(f)           Rate quoted represents the seven-day yield of the Fund.

Notes To Consolidated Schedule of Investments (unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Notes To Consolidated Schedule of Investments (unaudited) (continued)

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•                  Level 1 – quoted prices in active markets for identical investments

•                  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of August 31, 2013, there were no securities transferred between Levels.

The following is a summary of the inputs used as of August 31, 2013 in valuing the Fund’s investments carried at value:

		Quoted Prices in
		Active Markets for	Other Significant	Significant
		Identical Investments	Observable Inputs	Unobservable Inputs
Description	Total	(Level 1)	(Level 2)	(Level 3)(a)
Investments
Master Limited Partnerships and Related Companies	$638,208,775	$638,208,775	$—	$—
Preferred Securities:
Banks	15,162,361	—	12,795,361	2,367,000	(b)
Gathering & Processing	5,103,572	—	5,103,572	—
Insurance	8,807,843	3,063,038	—	5,744,805	(b)
Integrated Telecommunication Services	16,703,376	9,255,696	7,447,680	—
Natural Gas Pipelines	7,463,535	—	7,463,535	—
Utilities	2,450,000	2,450,000	—	—
Other	15,535,958	15,535,958	—	—
Short Term Investments:
Money Market Funds	15,640,694	—	15,640,694	—
Total Investments in Securities(c)	$725,076,114	$668,513,467	$48,450,842	$8,111,805

Notes To Consolidated Schedule of Investments (unaudited) (continued)

(a) Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing third party pricing information without adjustment. Such valuations are based on significant unobservable inputs. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

(b) Valued utilizing broker quotes.

(c) Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Total Investments in	Preferred Securities
	Securities	Banks	Insurance
Balance as of March 26, 2013(a)	$—	$—	$—

Purchases	8,372,597	2,428,750	5,943,847

Amortization	(917)	(252)	(665)

Change in unrealized appreciation (depreciation)	(259,875)	(61,498)	(198,377)

Balance as of August 31, 2013	$8,111,805	$2,367,000	$5,744,805

(a) Commencement of operations.

The change in unrealized appreciation/(depreciation) attributable to securities owned on August 31, 2013 which were valued using significant unobservable inputs (Level 3) amounted to $(259,875).

Note 2. Income Tax Information

As of As of August 31, 2013, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost of investments	$735,796,535
Gross unrealized appreciation	$17,665,987
Gross unrealized depreciation	(28,386,408)
Net unrealized appreciation (depreciation)	$(10,720,421)

Notes To Consolidated Schedule of Investments (unaudited) (continued)

Note 3. Other

On August 2, 2013, the Internal Revenue Service (“IRS”) issued proposed regulations which, if adopted in their current form, would require Cohen & Steers MLP Income and Energy Opportunity Fund, Inc. (NYSE: MIE) (the “Fund”) to limit its overall investment in MLPs to no more than 25% of the Fund’s total assets, or to change its tax status in order to hold more than 25% in MLPs.  The proposed regulations would not limit the Fund’s investments in affiliates of MLPs or other Energy Investments structured as corporations rather than as MLPs.

The proposal has no immediate impact on the current operations of the Fund.  The IRS has requested comments on the proposal by October 31, 2013.  A public hearing on the proposal is scheduled for December 9, 2013.  It has not been determined whether, when and in what form these proposed regulations will be adopted, or, if adopted, the impact such regulations may have on the Fund.  If ultimately adopted, the regulations are expected to apply 90 days after publication of the new rules.

Cohen & Steers Capital Management, Inc., the Fund’s investment advisor, believes that, in the event the proposed regulations are adopted, the Fund will be able to otherwise continue to pursue its investment objective and strategies by maintaining its status as a regulated investment company or by converting to a C-corporation.

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act as of a date within 90 days of the filing of this report.

(b)                                 During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS MLP INCOME AND ENERGY OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President

Date: October 16, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin		By:	/s/ James Giallanza
	Name:	Adam M. Derechin		Name:	James Giallanza
	Title:	President and Principal		Title:	Treasurer and Principal
		Executive Officer			Financial Officer

Date: October 16, 2013			Date: October 16, 2013